Supplement to the Fidelity's Massachusetts Municipal Funds
March 29, 2004
Prospectus

The following information replaces similar information found under the heading "Selling Shares" in the "Shareholder Information" section on page 19.

Spartan Massachusetts Municipal Income will deduct a 0.50% short-term trading fee from the redemption amount (or, if available, from your account if you have written a check) if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

The following information replaces similar information found under the heading "Selling Shares" in the "Shareholder Information" section on page 19.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

The following information replaces similar information found under the heading "Selling Shares" in the "Shareholder Information" section on page 20.

  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term trading fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.

The following information replaces similar information found under the heading "Features and Policies" in the "Shareholder Information" section on page 22.

Checkwriting

  To sell Fidelity fund shares from your Fidelity mutual fund account (for Spartan Massachusetts Municipal Income, only if checkwriting was set up on your account prior to July 31, 2004) or withdraw money from your Fidelity brokerage account.

MAS-04-02 August 1, 2004
1.479536.115